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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549






                                   FORM 8-K
                                CURRENT REPORT






    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JUNE 15, 2004







                                 ALLETE, INC.


                            A Minnesota Corporation
                          Commission File No. 1-3548
                  IRS Employer Identification No. 41-0418150
                           30 West Superior Street
                         Duluth, Minnesota 55802-2093
                          Telephone - (218) 279-5000


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the 2003 Form 10-K of ALLETE,  Inc. (ALLETE) for background
information  on  the  following  update.   Unless  otherwise  indicated,   cited
references are to ALLETE's 2003 Form 10-K.

Ref. Page 11 - Sixth and Tenth  Paragraphs
Ref. Page 38 - Fourth Full Paragraph through Tenth Paragraph
Ref. Form 10-Q for the quarter ended March 31, 2004, Page 20 - Last Paragraph Ref. Form 10-Q for the quarter ended March 31, 2004, Page 21 - First Paragraph

On June 15, 2004 the Securities and Exchange Commission declared the Form S-1 registration statement filed by ADESA, Inc. (ADESA), a wholly owned subsidiary of ALLETE, effective. The registration statement relates to (1) the issuance of an initial public offering (IPO) of 6,250,000 shares, or approximately 7 percent, of ADESA common stock at a price of $24.00 per share, and (2) the issuance of $125 million in 7.625% senior subordinated notes with a maturity date of June 15, 2012. ADESA's common stock will trade on the New York Stock Exchange under the symbol "KAR." The offerings are expected to close June 21, 2004.

In October 2003 ALLETE's board of directors announced a plan to separate ADESA from ALLETE. The IPO is an important step in that process. ALLETE anticipates completing a tax-free spin-off, in which it will distribute its remaining equity interest in ADESA to ALLETE shareholders, within the next four months.

Upon completion of the offerings, ADESA intends to repay a $100 million intercompany note, representing a $100 million dividend that was made by ADESA to ALLETE on May 25, 2004, and all other outstanding intercompany debt owed to ALLETE and its subsidiaries by ADESA. ALLETE expects to use a portion of the funds received from ADESA to further reduce debt.

                               ---------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INCLUDING THOSE CONTAINED ABOVE, SHOULD BE READ IN CONJUNCTION WITH OUR DISCLOSURES UNDER THE HEADING:
"SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.


                      ALLETE Form 8-K dated June 16, 2004                      1

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                            SAFE HARBOR STATEMENT
         UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond our control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

    - ALLETE's ability to successfully implement our strategic objectives, including the completion and impact of the proposed spin-off of our Automotive Services business and the sale of our Water Services businesses;
    -   war and acts of terrorism;
    - prevailing governmental policies and regulatory actions, including those of the United States Congress, Canadian federal government, state and provincial legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various county regulators and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as vehicle-related laws, including vehicle brokerage and auction laws;
    - unanticipated effects of restructuring initiatives in the electric and automotive industries;
    -   economic and geographic factors, including political and economic risks;
    - changes in and compliance with environmental and safety laws and policies;
    -   weather conditions;
    -   natural disasters;
    -   market factors affecting supply and demand for used vehicles;
    -   wholesale power market conditions;
    -   population growth rates and demographic patterns;
    - the effects of competition, including competition for retail and wholesale customers, as well as sellers and buyers of vehicles;
    -   pricing and transportation of commodities;
    -   changes in tax rates or policies or in rates of inflation;
    -   unanticipated project delays or changes in project costs;
    -   unanticipated changes in operating expenses and capital expenditures;
    -   capital market conditions;
    -   competition for economic expansion or development opportunities;
    -   ALLETE's ability to manage expansion and integrate acquisitions; and
    - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 7. under the heading "Factors that May Affect Future Results" beginning on page 46 of ALLETE's 2003 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2003 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.


2                     ALLETE Form 8-K dated June 16, 2004

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               ALLETE, Inc.





June 16, 2004                                James K. Vizanko
                           -----------------------------------------------------
                                             James K. Vizanko
                              Senior Vice President, Chief Financial Officer
                                              and Treasurer


                   ALLETE Form 8-K dated June 16, 2004                         3